UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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TAITRON COMPONENTS INCORPORATED

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TAITRON COMPONENTS INCORPORATED
____________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 29, 2009
____________________________________________________

TO THE SHAREHOLDERS OF TAITRON COMPONENTS INCORPORATED:

You are cordially invited to attend the Annual Meeting of Shareholders of Taitron Components Incorporated, a California corporation (the “Company”), to be held on Friday, May 29, 2009 at 10:00 a.m. Pacific time, at our corporate headquarters, located at 28040 West Harrison Parkway, Valencia, CA  91355.

At the Annual Meeting, shareholders will be asked to consider and act upon the following matters:

1.	To elect five directors for a term of one year; and
2	To transact other business properly presented at the meeting or any postponement or adjournment thereof.

           The Board of Directors has fixed April 24, 2009 as the record date for the determination of shareholders entitled to notice and to vote at the Annual Meeting and any postponement or adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice and to vote at the Annual Meeting.  A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for 10 days prior to the Annual Meeting.

           We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

           IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.  YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.  IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors

/s/ Stewart Wang
Stewart Wang
Chief Executive Officer, President and Director

April 30, 2009

28040 West Harrison Parkway
Valencia, California 91355
(661) 257-6060

TAITRON COMPONENTS INCORPORATED

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 29, 2009
____________________________________________________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Taitron Components Incorporated, a California corporation (the “Company”), for use at the Annual Meeting of Shareholders, to be held on Friday, May 29, 2009, at 10:00 a.m. Pacific time, at our corporate headquarters, located at 28040 West Harrison Parkway, Valencia, CA  91355.  Accompanying this Proxy Statement is the Board of Directors’ Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

The expense of this solicitation of proxies will be borne by the Company.  Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, electronic mail or personal calls.  Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by those persons and the Company will reimburse them for their reasonable expenses incurred in this regard.

The purpose of the meeting and the matters to be acted upon are set forth in the attached Notice of Annual Meeting.  As of the date of this Proxy Statement, the Board of Directors knows of no other business that may be presented for consideration at the Annual Meeting.  All proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting and which have not been revoked will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.  A shareholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.  If any other business properly comes before the meeting, votes will be cast pursuant to those proxies in respect of any other business in accordance with the judgement of the persons acting under those proxies.

The Company’s principal executive offices are located at 28040 West Harrison Parkway, Valencia, CA 91355. It is anticipated that the mailing to shareholders of this Proxy Statement and the enclosed proxy will commence on or about May 11, 2009.

OUTSTANDING SECURITIES AND VOTING RIGHTS

The close of business on April 24, 2009, has been fixed as the record date for the determination of shareholders entitled to notice and to vote at the Annual Meeting or any postponement or adjournment thereof.  As of the record date, the Company had outstanding 4,777,144 shares of Class A common stock, par value $0.001 per share, (the “Class A Common Stock”), and 762,612 shares of Class B common stock, par value $0.001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”).  The Class A Common Stock and the Class B Common Stock are the only outstanding voting securities of the Company.  As of the record date, the Company had 39 holders of record of the Class A Common Stock.  The Company believes there are approximately 600 additional beneficial holders of its Class A Common Stock.  There is one holder of the Class B Common Stock.

A holder of Class A Common Stock is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.  A holder of Class B Common Stock is entitled to cast 10 votes for each share held on the record date on all matters to be considered at the Annual Meeting.  However, for the election of directors, a shareholder shall be entitled to cumulate his or her votes if the candidates’ names have been placed in nomination prior to the voting and the shareholder has given notice at the Annual Meeting prior to the voting of the shareholder’s intention to cumulate votes.  If any shareholder gives this notice, all shareholders may cumulate their votes for candidates in nomination.  With cumulative voting, each shareholder is entitled to that number of votes equal to the number of shares held by that shareholder multiplied by the number of directors to be elected (multiplied by 10 for the holder of the Class B Common Stock).  Each shareholder may then cast all of his or her votes for a single candidate or distribute his or her votes among any or all of the candidates he or she chooses.  An opportunity will be given at the Annual Meeting prior to the voting for any shareholder to announce his or her intention to cumulate his or her votes.  The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes represented by shares for which they are named in the proxy.  The five nominees for election as Directors who receive the highest number of votes will be elected.

All other matters that may properly come before the meeting require for approval the favorable vote of a majority of shares voted at the meeting or by proxy.

A quorum, which is a majority of the outstanding shares as of the record date April 24, 2009, must be present to hold the Annual Meeting.  A quorum is calculated based on the number of shares represented by the shareholders attending in person and by their proxy holders.  Abstentions and broker non-votes will be included in the determination of shares present at the Annual Meeting for purposes of determining a quorum.  Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against these matters.

PROPOSAL 1  -  ELECTION OF DIRECTORS

Proposal 1 is the election of five members of the Board of Directors.  In accordance with the Articles of Incorporation and Bylaws of the Company, the Board of Directors consists of not less than three nor more than seven members, the exact number to be determined by the Board of Directors.  At each annual meeting of the shareholders of the Company, directors are elected for a one-year term.  The Board of Directors is currently set at five members, and there currently are no vacancies.  At the 2009 Annual Meeting, each director will be elected for a term expiring at the 2010 Annual Meeting.  The Board of Directors proposes the election of the nominees named below.

Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below.  If any person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the present Board of Directors to fill the vacancy.  The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve if elected a director.

Should any of the nominees fail to receive the vote required to be elected in accordance with the Company’s Bylaws, the term of his or her service as a director will end on the date that is the earlier of (i) 60 days after the date on which the voting results are determined pursuant to California law or (ii) the date on which the Board of Directors selects a person to fill the office held by that director, unless he or she has earlier resigned.

           The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

Tzu Sheng (Johnson) Ku
Stewart Wang
Richard Chiang
Felix Sung
Craig Miller

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED ABOVE.

    The following table sets forth certain information with respect to each director nominee, director, and executive officer of the Company as of March 31, 2009.

Name	Age	Position
Tzu Sheng (Johnson) Ku	60	Chairman of the Board of Directors
Stewart Wang	59	President, Chief Executive Officer and Director
Richard Chiang	52	Director
Craig Miller	55	Director
Felix Sung	59	Director
David Vanderhorst	44	Chief Financial Officer and Corporate Secretary

All officers are appointed by and serve at the discretion of the Board of Directors.  There are no family relationships between any directors or officers of the Company.

Tzu Sheng (“Johnson”) Ku, a co-founder of the Company, has been the Chairman of the Company since it was founded in 1989.  Mr. Ku is also Chairman of both Johnson Premium Hardwood Flooring and Americana Floors Incorporated.  Johnson Premium Hardwood Flooring is a manufacturer of pre-finished solid wood floors and Americana Floors Incorporated is an importer, wholesaler and retailer of name brand hardwood floors.

Stewart Wang, a co-founder of the Company, has served as Chief Executive Officer, President and a Director of the Company since its organization in 1989.  In addition, from November 2002 to May 2008, Mr. Wang has also served as Chief Financial Officer of the Company.  Prior to founding the Company, Mr. Wang attended Pepperdine University, where he received his Masters of Business Administration degree in 1989.  From 1985 to 1986, Mr. Wang was employed by Diodes Incorporated, a manufacturer and reseller of discrete rectifiers, as Purchasing and MIS Manager and later as Chief Operating Officer and President from 1986 to 1987.  Prior thereto, from 1983 to 1985, Mr. Wang was Sales Manager for Rectron Limited, a rectifier manufacturer in Taiwan.

Richard Chiang has been a Director of the Company since it was founded in 1989.  Since 1986, Mr. Chiang has been the Chairman of Princeton Technology Corporation, a fabless integrated circuit design company.  Mr. Chiang is also Chairman of Triton Management Corporation, a venture capital fund management company managing in excess of $80 million.

Craig Miller became a director of the Company in May 2000.  Since 2005, Mr. Miller has been Managing Director of Janas Associates, an investment-banking firm.  From 1998 to 2005, Mr. Miller has been a director of Mosaic Capital, LLC, an investment-banking firm.  Prior thereto, Mr. Miller served as Regional Vice President with Comerica Bank since 1994.  From 1987 to 1994, Mr. Miller served as Executive Vice President and Chief Financial Officer of Told Corporation, an industrial real estate development firm.  He started his career with Union Bank in 1976 as a management trainee and left in 1987 as Senior Vice President.

Felix Sung became a director of the Company in February 1995.  Since 1978, Mr. Sung has been the Managing Director and former Vice President of Tai North Company, a company engaged in exporting electronics, plastic parts and finished products to the United States and various European countries.

David Vanderhorst has served as Chief Financial Officer since May 2008 and Corporate Secretary since November 2002.  Mr. Vanderhorst joined the Company in July 1999 as its Controller.  Prior thereto, from 1991 to 1998, Mr. Vanderhorst served as Controller and Chief Financial Officer for various companies.  From 1987 to 1991, the national accounting firm of Kenneth Leventhal & Company, now a division of Ernst & Young, LLP, employed Mr. Vanderhorst.  Mr. Vanderhorst is a Certified Public Accountant, receiving his professional certification in 1991.

Annual Shareholder Meetings

The Company encourages, but does not require, all incumbent directors and director nominees to attend its annual meetings of shareholders.  At the 2008 Annual Meeting of Shareholders, only Mr. Wang was in attendance.

Board Meetings

During the fiscal year ended December 31, 2008, the Board of Directors held one formal meeting, excluding two actions by unanimous written consent.  During this period, all of the incumbent directors, except Mr. Miller, attended at least 75% of the aggregate of the total number of meetings of the Board of Directors.

Independent Directors

The Board of Directors has affirmatively determined that Mr. Chang, Mr. Miller and Mr. Sung are independent under the criteria established by NASDAQ for director independence.  The NASDAQ criteria include various objective standards and a subjective test.

All members of each of the Company’s Audit and Compensation committees are independent directors.  In addition, the Board of Directors has determined that the members of the Audit Committee meet the additional independence criteria required for audit committee membership under applicable NASDAQ listing standards.

Committees of the Board

Audit Committee – The Board of Directors has established an Audit Committee that reviews the audit and control functions of the Company, the Company’s accounting principles, policies and practices and financial reporting, the scope of the audit conducted by the Company’s independent auditors, the fees and all non-audit services of the independent auditors, and the independent auditor’s opinion and management comment letter (if any) and management’s response thereto.  The Audit Committee currently consists of Mr. Miller, Mr. Chiang and Mr. Sung.  During fiscal year 2008, the Audit Committee held one formal meeting.  In addition, Mr. Miller discussed the results of each interim review and the annual audit with the independent registered public accounting firm prior to the filing of our financial statements for related periods.  The Board of Directors has also determined that Mr. Miller is a “financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K.  The Company’s Audit Committee Charter is available online by accessing our website at www.taitroncomponents.com under "Investors", but does not constitute part of this Proxy Statement.

Compensation Committee – The Board of Directors has established a Compensation Committee that reviews and makes recommendations with respect to compensation of executive officers and key employees, including administration of the Company’s 2005 Stock Incentive Plan.  The Compensation Committee currently consists of Mr. Chiang, Mr. Miller and Mr. Sung.  During fiscal year 2008, the Compensation Committee held one formal meeting.

Nominating Committee – The Company does not have a standing nominating committee.  The Board of Directors does not believe that it is necessary for the Company to have a standing nominating committee since the Company has a relatively small Board of Directors and the Company’s independent directors will serve in the capacity of a nominating committee when necessary.  All of the Company’s directors participate in the consideration of director nominees.  However, consistent with applicable NASDAQ listing standards, each director nominee must be selected or recommended for the Board of Directors’ selection by a majority of the independent directors of the Board of Directors.  In considering candidates for directorship, the Board of Directors considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met in order to be recommended as a nominee.  The Board of Directors does believe, however, that all Board members should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters and no conflict of interest that would interfere with their performance as a director of a public corporation.

The Board of Directors may employ a variety of methods for identifying and evaluating nominees for director, including shareholder recommendations.  Periodically, the Board of Directors assesses its size, the need for particular expertise on the Board of Directors and whether any vacancies are expected due to retirement or otherwise.  If vacancies are anticipated or otherwise arise, the Board of Directors will consider various potential candidates for director who may come to the Board of Directors’ attention through current Board members, professional search firms or consultants, shareholders or other persons.  The Board of Directors may hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.  In 2008, no professional search firms or consultants were needed and, accordingly, no fees were paid in this regard to professional search firms or consultants in 2008.  The Board of Directors does not evaluate candidates differently based on who made the recommendation for consideration.

           Shareholders who wish to nominate a director for election at an annual shareholder meeting must submit their recommendations at least 120 days before the date of the next scheduled annual meeting of shareholders.  Shareholders may recommend candidates for consideration by the Board of Directors by writing to the Company’s Corporate Secretary at 28040 West Harrison Parkway, Valencia, California 91355, giving the candidate’s name, contact information, biographical data, and qualifications.  A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any shareholder recommendation.  There were no director candidates put forward by shareholders for consideration at the 2008 Annual Meeting.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

           Shareholders may communicate with the Board of Directors by sending a letter to Board of Directors of Taitron Components Incorporated, c/o Office of the Corporate Secretary, 28040 West Harrison Parkway, Valencia, California  91355.  All communications must contain a clear notation indicating that they are a “Shareholder — Board Communication” or “Shareholder — Director Communication” and must identify the author as a shareholder.  The office of the Corporate Secretary will receive the correspondence and forward it to the Chairman of the Board or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate.  The office of the Corporate Secretary has authority to discard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications.

COMPENSATION OF DIRECTORS

DIRECTOR COMPENSATION TABLE

The following table discloses information regarding compensation paid to our non-employee directors for our fiscal year December 31, 2008.

Name	Fees Earned or Paid in Cash [1] ($)	Stock Awards ($)	Option Awards [2] ($)	Non-Equity Incentive Plan Comp. ($)	Change in Pension Value and Nonqualified Deferred Comp. Earnings ($)	All Other Comp. ($)	Total ($)
R.Chiang	1,500	-	1,900	-	-	-	3,400
F.Sung	1,500	-	1,900	-	-	-	3,400
C.Miller	1,500	-	1,900	-	-	-	3,400

[1]	Non-employee directors receive $1,500 for attending the annual Board of Directors meeting and the Company pays all out-of-pocket fees associated with all directors’ attendance.
[2]
Non-employee directors receive annually 5,000 non-statutory options of Class A Common Stock exercisable at the fair market value of the Company’s Class A Common Stock on the date of grant.  A discussion of the methods used in calculation of these values may be found in Note 9 to the consolidated financial statements in our Annual Report on Form 10-K and reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year computed in accordance with FAS 123(R).

COMPENSATION OF NAMED EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

           The following table summarizes the total compensation of each of our named executive officers for the previous two fiscal years ended December 31.  No other executive officer received compensation exceeding $100,000 during the last fiscal year.  The Company has no employment agreements with any employee.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards [1] ($)	Non-Equity Incentive Plan Comp. ($)	Change in Pension Value and Nonqualified Deferred Comp. Earnings ($)	All Other Comp. [2] ($)	Total ($)
S.Wang	2008	182,000	-	-	5,000	-	-	35,500	222,500
CEO	2007	182,000	-	-	5,400	-	-	35,100	222,500

D.Vanderhorst	2008	119,000	-	-	3,300	-	-	3,800	126,100
CFO	2007	110,000	-	-	3,500	-	-	4,700	118,200

[1]
A discussion of the methods used in calculation of these values may be found in Note 7 to our consolidated financial statements in our Annual Report on Form 10-K.  Reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year computed in accordance with FAS 123(R).

[2]	Reflects amounts primarily for unused vacation pay and auto allowance benefits.

OUTSTANDING EQUITY AWARDS TABLE AT FISCAL YEAR-END TABLE

The following table discloses information regarding outstanding options held by our named executive officers as of the end of our last competed fiscal year December 31, 2008.

	Option Awards [1]					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Exercisable	Unexercisable
	20,000	-	-	1.62	3/4/2009	-	-	-	-
	38,000	-	-	1.37	4/1/2009	-	-	-	-
	20,000	-	-	3.19	4/28/2010	-	-	-	-
	27,500	-	-	1.80	4/24/2011	-	-	-	-
S.Wang	15,000	-	-	1.30	5/10/2012	-	-	-	-
	30,000	-	-	1.00	5/9/2013	-	-	-	-
	20,000	-	-	1.72	8/2/2014	-	-	-	-
	10,000	5,000	-	2.70	12/2/2011	-	-	-	-
	-	15,000	-	1.73	3/20/2013	-	-	-	-

	6,000	-	-	1.87	6/21/2009	-	-	-	-
	8,000	-	-	1.80	4/24/2011	-	-	-	-
D.Vanderhorst	3,500	-	-	1.30	5/10/2012	-	-	-	-
	10,000	-	-	1.72	8/2/2014	-	-	-	-
	6,667	3,333	-	2.45	12/2/2016	-	-	-	-
	-	7,000	-	1.57	3/20/2018	-	-	-	-

[1]	All options vest in three equal annual installments beginning one year from the date of grant and are subject to termination provisions as defined in the Plan.

REPORT OF THE AUDIT COMMITTEE

           Since 1995, the Company has had an Audit Committee composed entirely of independent directors.  The members of the Audit Committee meet the independence and experience requirements of NASDAQ listing standards.  The Audit Committee has adopted, and the Board of Directors approved, a charter outlining the practices it follows.

During the fiscal year 2008, the Audit Committee held one formal meeting with the senior members of the Company’s financial management team.  During that meeting, management reviewed the audited financial statements in the Annual Report with the Audit Committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.  Additionally, the Audit Committee discussed written disclosures from the independent auditors’ discussing matters required by SAS 61, “Communication with Audit Committees” and confirmed the auditors’ independence with respect to the Company in accordance with Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence”.  The Audit Committee also has considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.  The Audit Committee has concluded that the independent auditors are independent from the Company and its management.  The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audit.  In addition, Mr. Miller discussed the results of each interim review and the annual audit with the independent registered public accounting firm prior to the filing of our financial statements for related periods.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  The Audit Committee does not complete its reviews prior to the Company’s public announcements of financial results and, necessarily, in its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles in the United States of America.

In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Craig Miller, Chairman
Richard Chiang
Felix Sung

The information in this Audit Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and Board of Directors has selected Haskell & White LLP as our principal independent accounting firm.  The following table shows the aggregate fees accrued by the Company for audit and other services provided by Haskell & White LLP for the last two fiscal years ended December 31.

	2008	2007

Audit Fees (1)	$79,200	$71,100
Audit-Related Fees (2)	-	-
Tax Fees (3)	-	-
All Other Fees	-	-
Total	79,200	71,100

(1) Fees for audit services, as approved by the Audit Committee and provided by our principal accountant, including fees associated with the annual audit and quarterly interim reviews.
(2) Fees for Audit-related services are reasonably related to the performance of the audit or review of our financial statements.
(3) Fees for tax services were not provided by our principal accountant for 2008 or 2007.  The Company paid fees totaling approximately $4,000 in 2008 and $5,800 in 2007 to Rob Thomas for the preparation of federal and multi-state tax returns.

A representative of Haskell & White will not be present at the 2009 Annual Meeting.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

Consistent with policies of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditors.  In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditors.  Our Audit Committee will consider whether the provision of non-audit services is compatible with maintaining the independent auditor’s independence, and will approve such services, should such a situation arise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended December 31, 2008, the Company purchased electronic component products of approximately $685,000 from Princeton Technology Corporation, a company controlled by Mr. Chiang, a director of the Company.  All of these purchases were for products carried by the Company in inventory and the Company considers these purchases to be in the normal course of business and negotiated on an arm’s length basis.  The Company has entered into a distributor agreement with Princeton Technology Corporation, and accordingly, the Company expects to continue purchasing from Princeton Technology Corporation in the future.

During the year ended December 31, 2008, the Company made payments to K.S. Best International Co. Ltd., a company controlled by the brother of the Company’s Chief Executive Officer.  These payments were $24,000 for professional fees related to the operational management of the Company’s Taiwan office and $12,350 for interest expenses incurred on our $3,000,000 secured credit facility.  The Company considers these payments to be in the normal course of business and negotiated on an arm’s length basis.

Review, Approval or Ratification of Transactions with Related Persons

The Company’s Board of Directors has adopted a related person transactions policy.  The Audit Committee reviews transactions that may be “related-person transactions,” which are transactions between the Company and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest.  For purposes of the policy, a related person is a director, executive officer, nominee for director, or a greater than 5% beneficial owner of the Company’s common stock, in each case, since the beginning of the last fiscal year, and their immediate family members.  The Audit Committee reviews the material facts of all related-person transactions and either approves, ratifies, rescinds, or takes other appropriate action (in its discretion) with respect to the transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2009 certain information regarding the ownership of the Company’s Common Stock by (i) each person (including any group) known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company’s directors and director nominees, (iii) the Named Executive Officer, and (iv) all of the Company’s Named Executive Officer and directors as a group.  As of March 31, 2009, the Company had issued and outstanding 4,777,144 shares of Class A Common Stock and 762,612 shares of Class B Common Stock.  Unless otherwise indicated, the address of each of the executive officers and directors named below is c/o Taitron Components Incorporated, 28040 West Harrison Parkway, Valencia, California 91355.

	Class A Common Stock (1)			Class B Common Stock (1)		Voting Percent
Name and Address of Beneficial Owner	Number of Shares		Percent of Class	Number of Shares	Percent of Class	All Classes of Common Stock (1)

Executive Officers and Directors
Stewart Wang	1,024,553	(2)	21.45%	762,612	100%	63.60	% (3)
Tzu Sheng Ku	974,748	(4)	20.40%			7.86%
Richard Chiang	57,194	(5)	1.20%			*
Craig Miller	15,000	(6)	*			*
Felix Sung	59,227	(5)	1.24%			*
David Vanderhorst	50,500	(7)	1.06%			*
All directors and executive officers as a group (6 persons)	2,181,222	(8)	45.66%	762,612	100%	72.92	% (3)
5% Shareholders:
FMR LLC 82 Devonshire Street Boston, MA 02109	359,023	(9)	7.52%			2.89%

*  Less than 1.0%.

(1)
Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

(2)
Includes 762,612 shares of Class A Common Stock issuable upon conversion of the 762,612 shares of Class B Common Stock owned by Mr. Wang, 21,024 shares of Class A Common Stock owned by Mr. Wang’s wife, 102,606 shares owned by Mr. Wang’s retirement trusts and 127,500 shares of Class A Common Stock underlying options that are or will be exercisable within 60 days of April 30, 2009.

(3)
Excludes 762,612 shares of Class A Common Stock issuable upon conversion of the 762,612 shares of Class B Common Stock owned by Mr. Wang.  The percentage of all classes owned represents the combined voting power of the Class A and Class B shares held by Mr. Wang.  Mr. Wang is entitled to cast 10 votes for each share of Class B Common stock held.

(4)
Includes 81,962 shares of Class A Common Stock owned by Mr. Ku’s wife, 73,386 shares of Class A Common Stock owned by 401(k) trust, 133,635 shares of Class A Common Stock owned by Mr. Ku’s children as to which Mr. Ku exercises sole voting control and 32,500 shares of underlying options that are or will be exercisable within 60 days of April 30, 2009.

(5)	Includes 32,500 shares of underlying options that are or will be exercisable within 60 days of April 30, 2009.
(6)	Includes 15,000 shares of underlying options that are or will be exercisable within 60 days of April 30, 2009.
(7)	Includes 30,500 shares of underlying options that are or will be exercisable within 60 days of April 30, 2009.
(8)	Includes the shares of Class A Common Stock referred to in footnotes (2), (4), (6), (7) and (8) above.
(9)	Based on Amendment No. 7 to Schedule 13G filed on February 14, 2008 by FMR LLC and Edward C. Johnson.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of the forms received by it, or written representations from certain reporting persons that Section 16(a) forms were required and filed by those persons, the Company believes that, during the year ended December 31, 2008, all of these reports were timely filed.

PROPOSALS OF SHAREHOLDERS

Any shareholder who intends to present a proposal at the 2010 Annual Meeting of Shareholders for inclusion in the Company’s Proxy Statement and proxy form relating to the Annual Meeting must submit the proposal to the Company at its principal executive offices by December 31, 2009.  In addition, in the event a shareholder proposal is not received by the Company by December 31, 2009, the proxy to be solicited by the Board of Directors for the 2010 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the shares if the proposal ultimately is presented at the 2010 Annual Meeting without any discussion of the proposal in the Proxy Statement for that meeting.

The rules and regulations of the Securities and Exchange Commission provide that if the date of the Company’s 2010 Annual Meeting is advanced or delayed more than 30 days from the date of the 2009 Annual Meeting, shareholder proposals intended to be included in the proxy materials for the 2010 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2010 Annual Meeting.  Upon determination by the Company that the date of the 2010 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2009 Annual Meeting, the Company will disclose that change in the earliest possible Quarterly Report on Form 10-Q.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

           The Company is delivering this Proxy Statement to all stockholders of record as of the record date.  Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Annual Report and Proxy Statement if previously notified by their bank, broker or other holder.  This process by which only proxy statement, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.”  Householding may provide convenience for stockholders and cost savings for companies.  Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

           Street name stockholders in a single household who received only one copy of the Annual Report and Proxy Statement may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record.  Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form.  Alternatively, street name stockholders whose holders of record utilize the services of Broadridge (as indicated on the voting instruction form sent to them) may send written instructions to Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call (631) 254-7067.  The instructions must include the stockholder’s name and account number and the name of the bank, broker or other holder of record.  Otherwise, street name stockholders should contact their bank, broker or other holder.

           Copies of this Proxy Statement and the 2008 Annual Report on Form 10-K are available promptly by calling (661) 257-6060, or by writing to Attention: Investor Relations, Taitron Components Incorporated, 28040 West Harrison Parkway, Valencia, California 91355.  If you are receiving multiple copies of this Proxy Statement and the Annual Report, you also may request orally or in writing to receive a single copy of this Proxy Statement and the Annual Report by calling (661) 257-6060, or writing to Attention: Investor Relations, Taitron Components Incorporated, 28040 West Harrison Parkway, Valencia, California 91355.

OTHER MATTERS

The Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement.  Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement.  If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

EXPENSES

The entire cost of soliciting proxies will be borne by the Company.  Solicitation may be made by mail.  The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward soliciting material to the beneficial owners of the Common Stock held of record by them and will reimburse those persons for their reasonable charges and expenses in connection therewith.

ANNUAL REPORT TO SHAREHOLDERS

The Company’s Annual Report on Form 10-K for the year ended December 31, 2008 is available online by accessing our website at www.taitroncomponents.com under "Investors", but does not constitute part of this Proxy Statement.

REPORT ON FORM 10-K

THE COMPANY UNDERTAKES, UPON WRITTEN REQUEST, TO PROVIDE, WITHOUT CHARGE, EACH PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED WITH A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT EXCLUDING EXHIBITS THERETO.  REQUESTS SHOULD BE ADDRESSED TO TAITRON COMPONENTS INCORPORATED, ATTENTION: INVESTOR RELATIONS, 28040 WEST HARRISON PARKWAY, VALENCIA, CALIFORNIA  91355.

ANNUAL MEETING OF SHAREHOLDERS OF

TAITRON COMPONENTS INCORPORATED

May 29, 2009

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

■
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 -THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK AS SHOWN HERE

1. ELECTION OF DIRECTORS, as provided in the Company’s Proxy Statement:		THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TAITRON COMPONENTS INCORPORATED
NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	¡ Tzu Sheng (Johnson) Ku ¡ Stewart Wang ¡ Richard Chiang ¡ Craig Miller ¡ Felix Sung
The undersigned revokes any other proxy to vote at such Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof.  With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

This Proxy will be voted in accordance with the instructions set forth above.  Where a vote is not specified, the proxies will vote the shares represented by the proxy “FOR” Proposal 1 and as said proxy shall deem advisable on such other business as may come before the Meeting, unless otherwise directed.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement dated April 30, 2009 relating to the Meeting.

Please check here if you plan to attend the meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change  the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method   ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

TAITRON COMPONENTS INCORPORATED

Proxy for Annual Meeting of Shareholders

The undersigned, a shareholder of TAITRON COMPONENTS INCORPORATED, a California corporation (the “Company”), hereby appoints STEWART WANG and DAVID VANDERHORST, or either of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company, to be held on May 29, 2009 and any postponements or adjournments thereof, and in connection herewith to vote and represent all of the shares of the Company which the undersigned would be entitled to vote as follows:

(Continued and to be signed on the reverse side)